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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 1997


                   Advanta Automobile Receivables Trust 1997-2
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

----------------------------     ------------------     ------------------------
           Delaware                  333-19733             Application Pending

(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
        of Incorporation)              Number)              Identification No.)

                                                        ------------------------
c/o Advanta Auto Finance Corporation                             19034
                                                               (Zip Code)
500 Office Center Drive, Suite 400,
   Fort Washington, Pennsylvania
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (215) 444-4200
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          (Former name or former address, if changed since last report)

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         Item 5.  Other Events

              In connection with the offering of Advanta Automobile Receivables Trust 1997-2 Class A Asset-Backed Notes, Series 1997-2, described in a Prospectus Supplement to be completed in connection with the issuance, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials (as defined in
              Item 5 above).



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-2

                    By:      Advanta Mortgage Conduit Services, Inc., as Sponsor


                              By:  /s/   David Plante
                                  -------------------
                                  Name:  David Plante
                                  Title: President


Dated:  December 17, 1997


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                                 EXHIBIT INDEX


Exhibit No.                  Description                                Page No.

99.1                         Related Computational Materials (as           5
                             defined in Item 5 above).